UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2025

Angel Studios, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41150	86-3483780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 W Center St. Provo, UT 84601
(Address of principal executive offices)

(760) 933-8437
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ANGX	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Item 1.01	Entry into a Material Definitive Agreement.

Term Sheet

Angel Studios, Inc. (the “Company”) entered into a term sheet (the “Term Sheet”) with 2521 Entertainment, LLC (“2521”, together with the Company, the “JV Partners”) that sets forth the principal terms and conditions governing the joint venture between the JV Partners, through Giant Slayer Media LLC (“Giant Slayer Media” or the “JV”). The Term Sheet, pursuant to its terms, became binding on October 7, 2025, upon the execution of that certain Asset Purchase Agreement by and between Slingshot USA LLC (“Slingshot”) and Giant Slayer Media, also dated as of October 7, 2025 (the “Asset Purchase Agreement”). The Term Sheet will remain in effect until the earlier of (a) the execution of the definitive Limited Liability Company Agreement for the JV (the “LLCA”) and a distribution agreement between the Company (or one of its affiliates) and Giant Slayer Media (the “Distribution Agreement”) or (b) the mutual agreement of the JV Partners to terminate the Term Sheet.

Pursuant to the Term Sheet, the Company will contribute US$31,366,685.51 and 2521 will contribute US$46,550,473.41 in cash to the JV. Moreover, the Company will also be credited, as a capital contribution, an amount equal to US$2,342,277 on account of a previous investment with Slingshot, which will result in the Company’s total initial capital contribution of US$33,708,962.51. Following the cash contribution by the JV Partners, the equity split in the JV will be 42% to the Company and 58% to 2521.

Separately, under the Term Sheet, the JV Partners will negotiate in good faith and execute definitive agreements to implement the terms of the Term Sheet, including the Asset Purchase Agreement, the LLCA and the Distribution Agreement, each in form and substance reasonably acceptable to the JV Partners.

Under the Term Sheet, and by means of the Asset Purchase Agreement, Giant Slayer Media will acquire substantially all of the assets of Slingshot related to the animated feature film, DAVID, the associated works and certain other ancillary rights and obligations (the “Purchased Assets”), for an aggregate purchase price of US$77,917,158.92 in cash. Further, except as may be otherwise provided in the Distribution Agreement: (a) Giant Slayer Media will acquire ownership of the Purchased Assets under the Asset Purchase Agreement; (b) each of the JV Partners will agree to assign, and will cause its affiliates and personnel to assign, to Giant Slayer Media all rights, title and interest in and to any derivative works, sequels, prequels, spinoffs or other works based on or derived from the Purchased Assets and (c) all such rights will automatically vest in Giant Slayer Media without further action. The Company or its relevant affiliate will act as the distributor of the Purchased Assets under the Distribution Agreement, which will contain specific payment terms, events of default and guaranty terms. The relationship of the JV Partners in the JV will be governed by the LLCA, which will contain specific terms regarding the distribution of proceeds received from the Company under the Distribution Agreement and other terms relating to the management of the JV.

In addition to the consummation of the transactions contemplated in the Term Sheet, the Asset Purchase Agreement also provides for, upon the closing of the transactions contemplated therein, the revocation by Slingshot of its deemed termination of the distribution agreement between Slingshot and the Company and the dismissal of the current lawsuit, brought by Slingshot against Angel Studios Licensing, LLC, the Company’s affiliate, pursuant to a Confidential Dismissal Agreement and Mutual Release (the “Dismissal Agreement”) effective as of October 7, 2025, by and between Angel Studios Licensing, LLC and Slingshot. The Dismissal Agreement resolved in full the action titled Slingshot USA, LLC v. Angel Studios Licensing, LLC, Case No. 250401064, in the Fourth Judicial District Court, Utah County, State of Utah, and any and all claims arising from or relating to the parties’ prior content distribution agreements concerning DAVID and Young David.

The foregoing summary description of the Term Sheet is qualified in its entirety by reference to the full text of the Term Sheet, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. These statements are based on the beliefs and assumptions of the management of the Company. Although the Company believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, the Company cannot assure you that it will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events or results of operations and any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are not guarantees of performance and the absence of these words does not mean that a statement is not forward looking.

Item 7.01.	Regulation FD Disclosure.

On October 8, 2025, the Company issued a press release announcing its partnership with 2521 to acquire the Purchased Assets from Slingshot, as described in Item 1.01 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information provided under this Item 7.01 and in the accompanying Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Term Sheet by and between Angel Studios, Inc. and 2521 Entertainment, LLC.

99.1	Press release announcing the acquisition of the Purchased Assets.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANGEL STUDIOS, INC.

Date: October 8, 2025	By:	/s/ Scott Klossner
Scott Klossner
Chief Financial Officer